UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2006

Arena Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices)   (Zip Code)

858.453.7200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or our wholly owned subsidiary, BRL Screening, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On September 25, 2006, we announced that an investigational niacin receptor agonist that was being developed under our partnership with Merck & Co., Inc. to develop drugs for the treatment of atherosclerosis and other disorders is no longer in development for the treatment of atherosclerosis. Merck made the decision to discontinue development of MK-0354 following completion of a randomized, double-blind, placebo-controlled Phase 2 clinical trial that evaluated patients with dyslipidemia. Although MK-0354 is no longer being developed for the treatment of atherosclerosis, preclinical studies are underway to explore other possible indications for this compound. Also, exploration of additional investigational niacin receptor agonists for the treatment of atherosclerosis and related disorders will continue under the partnership.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about future testing and exploration of MK-0354 and other niacin receptor agonists, the continuation of the collaboration with Merck and expected activities thereunder, and other statements about our strategy and ability to develop compounds and commercialize drugs. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our planned clinical trials and studies may not proceed at the time or in the manner we expect or at all; the results of preclinical studies or clinical trials may not be predictive of future results; the timing, success and cost of our research and development; our ability to partner lorcaserin, APD125 or other of our compounds or programs; our ability to obtain additional financing; our ability to obtain and defend our patents; and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006		Arena Pharmaceuticals, Inc.,
a Delaware corporation
	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and Secretary